FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1998


Available Amount to Note Holders:                                                      6,369,224.82

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                 --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             553,403.26
          (b) Servicer Fees from current and prior Collection Period                      70,279.04
          (c) Servicing Charges inadvertantly deposited in Collection Account                  --
(iv)      Current and unpaid Back-up Servicing Fees                                        2,811.16
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   18,035.77
          Adjustment to prior month premium amount                                             --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture
          Trustee Fees                                                                       291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                        --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                              --
          Adjustment to prior month Class A-1 Note Interest                                    --
          Class A-2 Note Interest                                                        343,044.68
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         19,282.03
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,540.32
(xi)      Class B-2 Note Interest                                                         18,063.78
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                              --
          Class A-2 Principal Distribution Amount                                      4,469,449.71
          Class A-3 Principal Distribution Amount                                              --
          Class A-4 Principal Distribution Amount                                              --
(xiii)    Note Insurer Reimbursement Amount                                                    --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal   97,161.95
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal   97,161.95
(xvi)     Letter of Credit Reimbursement Amount                                                --
(xvii)    Class B-3 Note Interest                                                         19,604.10
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal   97,161.95
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)        --
(xx)      Letter of Credit Additional Reimbursement Amount                                     --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED OCTOBER 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                  --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                   --
          Class A-2 additional Principal Distribution Amount                              81,604.92
          Class A-3 additional Principal Distribution Amount                                   --
          Class A-4 additional Principal Distribution Amount                                   --
          Class B-1 additional Principal Distribution Amount                               1,774.02
          Class B-2 additional Principal Distribution Amount                               1,774.02
          Class B-3 additional Principal Distribution Amount                               1,774.02


          Reviewed By:



          -----------------------------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED OCTOBER 1, 1998





                  Initial         Beginning         Base         Additional       Total           Ending         Ending
                 Principal        Principal       Principal       Principal      Principal       Principal     Certificate
  Class           Balance          Balance      Distribution    Distribution   Distribution       Balance        Factor
  ------      ---------------  --------------  --------------  -------------  --------------  ---------------  ----------
Class A-1       32,998,000.00             --             --              --              --               --    0.0000000
Class A-2       85,479,000.00   64,827,341.98   4,469,449.71       81,604.92    4,551,054.63    60,276,287.35   0.7051590
Class A-3       51,527,000.00   51,527,000.00            --              --              --     51,527,000.00   1.0000000
Class A-4       38,238,000.00   38,238,000.00            --              --              --     38,238,000.00   1.0000000
              ---------------  --------------  --------------  -------------  --------------  ---------------  ----------
Total Class A  208,242,000.00  154,592,341.98    4,469,449.71      81,604.92    4,551,054.63   150,041,287.35   0.7205141
Class B-1        4,527,000.00    3,360,703.09       97,161.95       1,774.02       98,935.97     3,261,767.12   0.7205141
Class B-2        4,527,000.00    3,360,703.09       97,161.95       1,774.02       98,935.97     3,261,767.12   0.7205141
Class B-3        4,527,000.00    3,360,703.09       97,161.95       1,774.02       98,935.97     3,261,767.12   0.7205141
              ---------------  --------------  --------------  -------------  --------------  ---------------
Total          221,823,000.00  164,674,451.25    4,760,935.56      86,926.98    4,847,862.54   159,826,588.71


ADCPB at end of Collection Period                                                              163,811,587.46
                                                                                              ---------------
Excess of ending ADCPB over ending note balance                                                  3,984,998.75
Floor                                                                                            4,527,025.86
                                                                                              ---------------
Difference                                                                                        (542,027.10)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998


AVAILABLE FUNDS
    Collection Account balance, as of September 30, 1998                                              2,939,958.80
    Investment earnings on amounts in Collection Account                                                 10,863.65
    Payments due Collection Account from last 3 business days of Collection Period                      979,535.12
    Additional contribution for terminated trade-ups and rebooked leases                                 12,918.97
    Servicer Advance on current Determination Date                                                    2,425,948.28
                                                                                                      ------------
    Available Funds on Payment Date                                                                   6,369,224.82
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,369,224.82
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             6,369,224.82
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                  553,403.26
    Unreimbursed Servicer Advances paid                                                                 553,403.26
                                                                                                      ------------
    Unreimbursed Servicer Advances remaining unpaid                                                          --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,815,821.56
SERVICER FEES
    Servicer Fees due                                                                                    70,279.04
    Servicer Fees paid                                                                                   70,279.04
                                                                                                      ------------
    Servicer Fees remaining unpaid                                                                           --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,745,542.52
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,745,542.52
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                             2,811.16
    Back-up Servicer Fees paid                                                                            2,811.16
                                                                                                      ------------
    Back-up Servicer Fees remaining unpaid                                                                   --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,742,731.36
PREMIUM AMOUNT
    Premium Amount due                                                                                   18,035.77
    Premium Amount paid                                                                                  18,035.77
                                                                                                      ------------
    Premium Amount remaining unpaid                                                                          --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,724,695.59
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                               291.67
    Indenture Trustee Fee paid                                                                              291.67
                                                                                                      ------------
    Indenture Trustee Fee remaining unpaid                                                                   --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             5,724,403.92
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
    Total Indenture Trustee Expenses due                                                              ------------
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                   75,000.00
                                                                                                      ------------
    Total Indenture Trustee Expenses paid                                                                    --
                                                                                                      ------------
    Indenture Trustee Expenses unpaid                                                                        --

REMAINING AVAILABLE FUNDS                                                                             5,724,403.92

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                  --
    Class A-2 Note Interest                                                                             343,044.68
    Class A-3 Note Interest                                                                             272,663.71
    Class A-4 Note Interest                                                                             202,342.75
                                                                                                      ------------
    Total Class A Interest due                                                                          818,051.14
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             4,906,352.78
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                          19,282.03
    Class B-1 Note Interest paid                                                                         19,282.03
                                                                                                      ------------
    Class B-1 Note Interest remaining unpaid                                                                 --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             4,887,070.74
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                         1,540.32
    Letter of Credit Bank Fee paid                                                                        1,540.32
                                                                                                      ------------
    Letter of Credit Bank Fee remaining unpaid                                                               --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             4,885,530.42
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                          18,063.78
    Class B-2 Note Interest paid                                                                         18,063.78
                                                                                                      ------------
    Class B-2 Note Interest remaining unpaid                                                                 --
                                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                                             4,867,466.64
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                    4,469,449.71
    Class A Note Principal Balance as of preceding Payment Date                                     154,592,341.98
                                                                                                    --------------
    Class A Base Principal Distribution Amount paid                                                   4,469,449.71
                                                                                                      ------------
    Class A Base Principal Distribution Amount remaining unpaid                                              --

    Class A-1 Note Principal Balance as of preceding Payment Date                                            --
    Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                     ------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                      --
                                                                                                     ------------

    Remaining Class A Base Principal Distribution Amount                                              4,469,449.71
                                                                                                      ------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                    64,827,341.98
    Class A-2 Base Principal Distribution Amount paid                                                 4,469,449.71
                                                                                                      ------------
    Class A-2 Note Principal Balance after distribution on Payment Date                              60,357,892.27

    Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                     -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                    51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                     -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                              51,527,000.00
                                                                                                             --
    Remaining Class A Base Principal Distribution Amount                                              -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998

    Class A-4 Note Principal Balance as of preceding Payment Date                                    38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                     -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                              38,238,000.00

REMAINING AVAILABLE FUNDS                                                                               398,016.93

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                    --
    Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                     -------------
    Note Insurer Reimbursement Amount remaining unpaid                                                       --
REMAINING AVAILABLE FUNDS                                                                               398,016.93

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                     3,360,703.09
    Class B-1 Base Principal Distribution due                                                            97,161.95
    Class B-1 Base Principal Distribution paid                                                           97,161.95
                                                                                                     -------------
    Class B-1 Base Principal Distribution remaining unpaid                                                   --
    Class B-1 Note Principal Balance after distribution on Payment Date                               3,263,541.14

REMAINING AVAILABLE FUNDS                                                                               300,854.98

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                     3,360,703.09
    Class B-2 Base Principal Distribution due                                                            97,161.95
    Class B-2 Base Principal Distribution paid                                                           97,161.95
                                                                                                     -------------
    Class B-2 Base Principal Distribution remaining unpaid                                                   --
    Class B-2 Note Principal Balance after distribution on Payment Date                               3,263,541.14

REMAINING AVAILABLE FUNDS                                                                               203,693.03

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                --
    Letter of Credit Reimbursement Amount paid                                                               --
                                                                                                     -------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                   --
REMAINING AVAILABLE FUNDS                                                                               203,693.03
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                          19,604.10
    Class B-3 Note Interest paid                                                                         19,604.10
                                                                                                     -------------
    Class B-3 Note Interest remaining unpaid                                                                 --
                                                                                                     -------------
REMAINING AVAILABLE FUNDS                                                                               184,088.93

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                     3,360,703.09
    Class B-3 Base Principal Distribution due                                                            97,161.95
    Class B-3 Base Principal Distribution paid                                                           97,161.95
                                                                                                     -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998

    Class B-3 Base Principal Distribution remaining unpaid                                                   --
    Class B-3 Note Principal Balance after distribution on Payment Date                               3,263,541.14

REMAINING AVAILABLE FUNDS                                                                                86,926.98
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
    Indenture Trustee Expenses unpaid per above                                                              --
    Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                     -------------
    Remaining Indenture Trustee Expenses unpaid                                                              --
REMAINING AVAILABLE FUNDS                                                                                86,926.98

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                     --
    Additional Letter of Credit Reimbursement Amount paid                                                    --
                                                                                                     -------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                        --
REMAINING AVAILABLE FUNDS                                                                                86,926.98

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                 --
    Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                     -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
REMAINING AVAILABLE FUNDS                                                                                86,926.98

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                  628,954.08

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                            --

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                86,926.98

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            86,926.98
    Adjusted Principal Distribution Sharing Ratio                                                           93.878%
                                                                                                   ---------------
    Additional Principal Distribution to Class A                                                         81,604.92

    Class A Note Principal Balance after payment above                                              150,122,892.27
                                                                                                    --------------
    Class A additional Principal Distribution Amount paid                                                81,604.92
                                                                                                    --------------
    Excess cash after payment of additional Class A Principal Distribution                                   --

    Class A-1 Note Principal Balance after payment above                                                     --
    Class A-1 additional Principal Distribution Amount paid                                                  --
                                                                                                     -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                      --
                                                                                                     -------------

    Remaining Class A additional Principal Distribution Amount                                           81,604.92
                                                                                                     -------------

    Class A-2 Note Principal Balance after payment above                                             60,357,892.27
    Class A-2 additional Principal Distribution Amount paid                                              81,604.92
                                                                                                     -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                              60,276,287.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998

    Remaining Class A additional Principal Distribution Amount                                               --
                                                                                                     -------------

    Class A-3 Note Principal Balance after payment above                                             51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                  --
                                                                                                     -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                              51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                               --
                                                                                                     -------------

    Class A-4 Note Principal Balance after payment above                                             38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                  --
                                                                                                     -------------
    Class A-4 Note Principal Balance after distribution on Payment Date                              38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            86,926.98
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     -------------
    Additional Principal Distribution to Class B-1                                                        1,774.02

    Class B-1 Note Principal Balance after payment above                                              3,263,541.14
    Class B-1 additional Principal Distribution paid                                                      1,774.02
                                                                                                     -------------
    Class B-1 Note Principal Balance after distribution on Payment Date                               3,261,767.12

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            86,926.98
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     -------------
    Additional Principal Distribution to Class B-2                                                        1,774.02

    Class B-2 Note Principal Balance after payment above                                              3,263,541.14
    Class B-2 additional Principal Distribution paid                                                      1,774.02
                                                                                                     -------------
    Class B-2 Note Principal Balance after distribution on Payment Date                               3,261,767.12

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                            86,926.98
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                     -------------
    Additional Principal Distribution to Class B-3                                                        1,774.02

    Class B-3 Note Principal Balance after payment above                                              3,263,541.14
    Class B-3 additional Principal Distribution paid                                                      1,774.02
                                                                                                      ------------
    Class B-3 Note Principal Balance after distribution on Payment Date                               3,261,767.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1998



CALCULATION OF BASE PRINCIPAL AMOUNT

     ADCPB, beginning of Collection Period                                      168,669,684.97
     ADCPB, end of Collection Period                                            163,811,587.46
                                                                                --------------
     Base Principal Amount                                                        4,858,097.51

UNREIMBURSED SERVICING ADVANCES

     Unreimbursed Servicing Advances from previous Collection Period              1,697,137.92
     Servicing Advances collected during the current Collection Period            1,143,734.66
                                                                                  ------------
     Unreimbursed Servicing Advances as of current Determination Date               553,403.26

CALCULATION OF INTEREST DUE

                   Beginning                      Current                     Total
                   Principal        Interest      Interest    Overdue       Interest
        Class       Balance           Rate          Due       Interest         Due
    ----------   --------------      -----      ----------    ---------    ----------
     Class A-1             --       5.7325%           --           --             --
     Class A-2    64,827,341.98     6.3500%     343,044.68         --      343,044.68
     Class A-3    51,527,000.00     6.3500%     272,663.71         --      272,663.71
     Class A-4    38,238,000.00     6.3500%     202,342.75         --      202,342.75
     Class B-1     3,360,703.09     6.8850%      19,282.03         --       19,282.03
     Class B-2     3,360,703.09     6.4500%      18,063.78         --       18,063.78
     Class B-3     3,360,703.09     7.0000%      19,604.10         --       19,604.10
                  -------------                 ----------    ---------    ----------
                 164,674,451.25     6.3762%     875,001.06         --      875,001.06

CALCULATION OF PRINCIPAL DUE

                         Base              Base                           Total
                      Principal         Principal      Overdue          Principal
        Class        Amount Pct.         Amount       Principal            Due
    -----------     -------------   -------------     ----------     ------------
     Class A              92.0%      4,469,449.71          --        4,469,449.71
     Class B-1             2.0%         97,161.95          --           97,161.95
     Class B-2             2.0%         97,161.95          --           97,161.95
     Class B-3             2.0%         97,161.95          --           97,161.95
                                     ------------     ----------     ------------
                                     4,760,935.56          --        4,760,935.56


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                    168,669,684.97
     Servicer Fee Rate                                                  0.500%
     One-twelfth                                                         1/12
                                                              ---------------
     Servicer Fee due current period                                70,279.04
     Prior Servicer Fee arrearage                                       --
                                                              ---------------
     Servicer Fee due                                               70,279.04

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                    168,669,684.97
     Back-up Servicer Fee Rate                                          0.020%
     One-twelfth                                                         1/12
                                                              ---------------
     Back-up Servicer Fee due Current Period                         2,811.16
     less overpayment from prior period                                 --
     Prior Back-up Servicer Fee Arrearage                               --
                                                              ---------------
     Back-up Servicer Fee due                                        2,811.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1998


CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 154,592,341.98
     Premium Rate                                                                                        0.140%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Premium Amount due Current Period                                                               18,035.77
     Prior Premium Amount arrearage                                                                      --
                                                                                                --------------
     Total Premium Amount due                                                                        18,035.77

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                               --
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,360,703.09
     Letter of Credit Bank Fee Rate                                                                       0.55%
     One-twelfth                                                                                          1/12
                                                                                                --------------
     Letter of Credit Bank Fee due Current Period                                                     1,540.32
     Letter of Credit Bank Fee arrearage                                                                 --
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,540.32

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                            --
     Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                      --
     Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                 --
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                    --
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                               --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                                ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED OCTOBER 1, 1998


FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                        2.00%
                                                                                                         -----
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 163,811,587.46

     Aggregate Note Balances prior to any payment on current Payment Date                       164,674,451.25
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,469,449.71
     Class B-1                                                                                       97,161.95
     Class B-2                                                                                       97,161.95
     Class B-3                                                                                       97,161.95
                                                                                               ---------------
     Total Base Principal Amount distributions on current payment date                            4,760,935.56
                                                                                               ---------------
     Aggregate Note Balance after payment of Base Principal Amount                              159,913,515.69
                                                                                               ---------------
     Excess of ADCPB over Ending Note Balances                                                    3,898,071.77

     Difference between excess and floor                                                            628,954.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED OCTOBER 1, 1998





RESTRICTING EVENT DETERMINATION:
                                                                                                                Yes/No
                                                                                                                ------
A)          Event of Servicer Termination (Yes/No)                                                               No
B)          Note Insurer has Made a Payment (Yes/No)                                                             No
C)          Gross Charge Off Event has Occurred (Yes/No)                                                         No
D)          Delinquency Trigger Event has Occurred (Yes/No)                                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                    Yes/No
                                                                    ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
Notes or the Indenture                                                No

B) Failure to distribute to the Noteholders (x) on any Payment
Date, an amount equal to the principal due on the Outstanding
Notes as of such Payment Date to the extent that sufficient
Available Funds are on deposit in the Collection Account of (y)
on the                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                                    Event                                                Yes/No
---------   --------------------------------------------------------------------------------------------------- ------
6.01(i)     Failure to make payment required                                                                     No
6.01(ii)    Failure to submit Monthly Statement                                                                  No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                  No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                        No
6.01(v)     Servicer files a voluntary petition for bankruptcy                                                   No
6.01(vi)    Order of judgment in excess of $500,000                                                              No
6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days No
6.01(viii)  Assignment by Servicer to delegate its rights under Servicing Agreement                              No
6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED OCTOBER 1, 1998




Gross Charge Event Calculation:
                                                                                                     Result
                                                                                                     ------
    Gross Charge Off Ratio Current Period                                                             0.23%
    Gross Charge Off Ratio Prior Period                                                               0.36%
    Gross Charge Off Ratio Second Prior Period                                                        0.03%
                                                                                                      -----
    Average of Gross Charge Off Ratio for Three Periods                                               0.21%
    Maximum Allowed                                                                                   2.50%

    Gross Charge Off Ratio:


                                 ADCPB of                                                     Gross Charge Off Ratio
                              All Defaulted         Less                                           Charge Offs/
                                Contracts        Recoveries        Charge Offs      ADCPB             ADCPB
                               ----------        ----------        -----------   ------------         ------
    Current Period             307,923.48        275,870.94          32,052.54  163,811,587.46        0.23%
    Prior Period               247,673.62        197,622.52          50,051.10  168,669,684.97        0.36%
    Second Prior Period        492,410.63        488,109.33           4,301.30  173,469,424.01        0.03%


Delinquency Event Calculation:
                                                                                                     Results
                                                                                                     -------
    Delinquency Trigger Ratio Current Period                                                          3.22%
    Delinquency Trigger Ratio Prior Period                                                            2.63%
    Delinquency Trigger Ratio Second Prior Period                                                     3.09%
                                                                                                      -----
    Average of Delinquency Trigger Ratios                                                             2.98%
    Maximum Allowed                                                                                   7.50%


Delinquency Trigger Ratio:
                              A                     B                       A/B
                            ADCPB of            ADCPB of
                       Contract > 30 Days      All Contracts        Delinquency Trigger
                           Past Due           As of Month-End             Ratio:
                         ------------         ---------------              ----
    Current Period       5,306,401.38         164,641,362.85               3.22%
    Prior Period         4,447,721.04         168,816,131.62               2.63%
    Second Prior Period  5,363,652.73         173,469,424.02               3.09%


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